UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

WL ROSS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1166 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 826-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

FPA Commitment Agreement

On June 6, 2016, WL Ross Holding Corp. (the “Company”) entered into a commitment agreement (the “FPA Commitment Agreement”) with WL Ross Sponsor LLC (“WLRS”) and First Pacific Advisors, LLC, on behalf of certain clients (“FPA”) pursuant to which FPA has agreed not to redeem 2,094,727 public shares of common stock of the Company (“Common Stock”) currently owned by FPA in connection with the closing of the proposed business combination between the Company and Nexeo Solutions Holdings, LLC (“Nexeo”) pursuant to the Agreement and Plan of Merger, dated as of March 21, 2016, (the “Business Combination” and such agreement the “Merger Agreement”).

Pursuant to the FPA Commitment Agreement, WLRS has also agreed, following the closing of the Business Combination, to transfer to FPA (i) 431,877 founder shares (the “FPA Founder Shares”) from the 12,506,250 founder shares (the “Founder Shares”) that WLRS received at the time of the Company’s initial public offering and (ii) 25,847 newly issued shares of Common Stock that WLRS will receive in exchange for a portion of its private placement warrants (the “FPA Exchange Shares”). The FPA Founder Shares will be subject to earnout triggers consistent with those applicable to WLRS prior to the occurrence of which the FPA Founder Shares will not participate in dividends or other distributions. After the occurrence of such earnout triggers, the FPA Founder Shares shall be entitled to all dividends and distributions paid on Common Stock after the Business Combination. Further, the FPA Founder Shares will be subject to forfeiture upon the tenth anniversary of the consummation of the Business Combination if such earnout triggers are not met and are subject to certain transfer restrictions. The FPA Founder Shares and the FPA Exchange Shares will be entitled to customary registration rights.

The FPA Commitment Agreement shall be terminated with no further force or effect if the closing of the Business Combination does not take place. A copy of the FPA Commitment Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the FPA Commitment Agreement is qualified in its entirety by reference thereto.

Park West Commitment Agreement

On June 6, 2016, the Company entered into a commitment agreement with WLRS and Park West Investors Master Fund, Ltd. (“PWIMF”) and a second commitment agreement with WLRS and Park West Partners International, Ltd. (“PWPI”) (such agreements collectively, the “PW Commitment Agreements”), pursuant to which PWIMF and PWPI have agreed to purchase from redeeming stockholders and withdraw from redemption an aggregate of 3,000,000 public shares of Common Stock.

Pursuant to the PW Commitment Agreements, WLRS has also agreed, following the closing of the Business Combination, to transfer to PWIMF and PWPI, respectively, (i) 543,061 and 75,460 founder shares (collectively, the “PW Founder Shares”) from the 12,506,250 founder shares that WLRS received at the time of the Company’s initial public offering and (ii) 32,501 and 4,516 newly issued shares of Common Stock that WLRS will receive in exchange for a portion of its private placement warrants (collectively, the “PW Exchange Shares”). The PW Founder Shares will be subject to earnout triggers prior to the occurrence of which the PW Founder Shares will not participate in dividends or other distributions. After the occurrence of such earnout triggers, the PW Founder Shares shall be entitled to all dividends and distributions paid on the Common Stock after the Business Combination. Further, the PW Founder Shares will be subject to forfeiture upon the tenth anniversary of the consummation of the Business Combination and are subject to certain transfer restrictions. The PW Founder Shares and the PW Exchange Shares will be entitled to customary registration rights.

The PW Commitment Agreements shall be terminated with no further force or effect if the closing of the Business Combination does not take place. Copies of the PW Commitment Agreements are filed with this Current Report on Form 8-K as Exhibit 10.2 and 10.3, and are incorporated herein by reference, and the foregoing description of the PW Commitment Agreements is qualified in its entirety by reference thereto.

WLRS Subscription Agreement

On June 6, 2016, the Company entered into a subscription agreement (the “WLRS Subscription Agreement”) with WLRS pursuant to which WLRS, an accredited investor with a pre-existing relationship with the Company, has agreed to purchase 1,000,000 shares of Common Stock on a private placement basis for $10 per share (the “WLRS PIPE Shares”) in connection with the Business Combination. The WLRS PIPE Shares shall be deemed to be “Company Shares” and shares of “Common Stock” as such terms are defined in the Shareholders’ and Registration Rights Agreement, dated as of March 21, 2016 and previously filed as Exhibit 10.1 to the Company’s 8-K dated March 22, 2016 (the “SHRRA”), with the same terms, conditions, transfer rights and registration rights set forth with respect to “Company Shares” and shares of “Common Stock” beneficially owned by the undersigned to the SHRRA.

The WLRS Subscription Agreement shall be terminated with no further force or effect if the Company issues a public announcement announcing the termination of the Business Combination or if the Company notifies WLRS in writing that it has abandoned its plans to move forward with the Business Combination. The shares of Company common stock to be issued in connection with the WLRS Subscription Agreement will not be registered under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. A copy of the WLRS Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4, and is incorporated herein by reference, and the foregoing description of the WLRS Subscription Agreement is qualified in its entirety by reference thereto.

Amendment No. 1 to Shareholders’ and Registration Rights Agreement

On June 6, 2016, the Company entered into Amendment No. 1 to the SHRRA (the “SHRRA Amendment”) with WLRS and Nexeo Holdco, LLC (“Holdco”). The SHRRA Amendment sets the expiration dates of the initial terms of the three classes of directors serving on the Company’s board of directors (the “Board”) and amends the terms for determining how many director nominees certain shareholders may designate to be included in the slate of nominees recommended by the Board for election by excluding the number of shares that may be issued on exercise of warrants to purchase common stock that were issued in connection with the Company’s initial public offering from the beneficial ownership calculation which determines how many directors such shareholders may designate. Pursuant to the SHRRA Amendment, Holdco further consents to, and waives any further right to consent to pursuant to the SHRRA, any issuance of Common Stock or transfer by WLRS of any Founder Shares or any newly issued shares of Common Stock that WLRS will receive in exchange for a portion of its private placement warrants, to any Person contemplated pursuant to Schedule 5.10(c) of the Merger Agreement, including the investments by FPA, PWIMF and PWPI described herein. A copy of the SHRRA Amendment is filed with this Current Report on Form 8-K as Exhibit 10.5, and is incorporated herein by reference, and the foregoing description of the SHRRA Amendment is qualified in its entirety by reference thereto.

Amendment No. 1 to Founder Share Transfer Letter Agreement

On June 6, 2016, the Company entered into Amendment No. 1 to the Founder Share Transfer Letter Agreement, dated March 21, 2016 (the “FSTLA”), with WLRS and Holdco (the “FSTLA Amendment”). The FSTLA Amendment amends Exhibit B to the FSTLA such that certain investors who commit to withdraw from redemption certain of their shares of Common Stock may receive a number of Founder Shares from WLRS in accordance with the equation in Exhibit B. The FSTLA Amendment further amends Exhibit B such that, in connection with and conditioned upon the closing of the WLRS Subscription Agreement, WLRS may retain 61,754 Founder Shares which would otherwise be deemed Transfer Shares, as such term is defined in the FSTLA. A copy of the FSTLA Amendment is filed with this Current Report on Form 8-K as Exhibit 10.6, and is incorporated herein by reference, and the foregoing description of the FSTLA Amendment is qualified in its entirety by reference thereto.

Amendment No. 1 to Merger Agreement

As previously disclosed in a Current Report on Form 8-K filed on March 22, 2016, on March 21, 2016, the Company entered into the Merger Agreement, by and among the Company, Neon Acquisition Company LLC, which was a wholly-owned subsidiary of the Company at the time of the mergers described below, Neon Holding Company LLC, which was a wholly-owned subsidiary of the Company at the time of the mergers described below, Nexeo, TPG Accolade Delaware, L.P. (“TPG”), and Holdco, pursuant to which the Company will acquire Nexeo through a series of two mergers. Capitalized terms used but not defined in this description of the Merger Amendment shall have the meaning given to such term in the Merger Agreement.

On June 6, 2016, the parties to the Merger Agreement entered into Amendment No. 1 to the Merger Agreement (the “Merger Amendment”). The Merger Amendment amended the Merger Agreement to, among other things, (i) revise the closing conditions relating to Net Parent Stockholder redemptions such that they will not exceed $75 million, (ii) revise the Equity Financing schedule to permit the parties to enter into the WLRS Subscription Agreement, the FPA Commitment Agreement and the PW Commitment Agreements and to count the proceeds therefrom as “Equity Financing” under the Merger Agreement and (iii) revise the definition of “Available Debt Proceeds” to $764,725,000, after the settlement of any OID expenses associated with the Debt Financing. Nexeo and TPG have further agreed to receive approximately $22 million of additional future deferred payments in cash (calculated based on a price of $10.00 per share) in lieu of a portion of the cash consideration otherwise payable to them at closing, pursuant to the Merger Agreement. The Merger Amendment clarifies that certain transaction expenses, such as the required payment by the Company of deferred underwriting fees, will be allocated among TPG and the Company's stockholders, as set forth therein. Assuming stockholders vote to approve the Business Combination, the parties to the Merger Agreement expect that all conditions to closing will be satisfied or waived.

The foregoing description of the Merger Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Amendment itself, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 22, 2016 and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosures set forth under the headings “WLRS Subscription Agreement” in Item 1.01 and “Agreements for the Subscription of Shares in Lieu of Advisor Fees” in Item 8.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 8.01. Other Events.

On June 7, 2016, the Company issued a press release announcing the transactions otherwise described in this 8-K. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

Agreements for the Subscription of Shares in Lieu of Advisor Fees

On June 6, 2016, the Company entered into subscription agreements (the “Advisor Subscription Agreements”) with certain of its advisors (each an “Advisor” and together the “Advisors”) pursuant to which such Advisors, all of whom are accredited investors who had pre-existing relationships with the Company, agreed to accept 3.08 million shares of Common Stock in the aggregate on a private placement basis (all such shares the “Advisor PIPE Shares”) to settle the payment of an aggregate of $30.8 million in fees and disbursements outstanding and due to the Advisors by the Company in connection with services and work performed by the Advisors. The Advisor PIPE Shares will be entitled to customary registration rights.

The issuance of the Advisor PIPE Shares under the Advisor Subscription Agreements is conditioned upon the closing of the Business Combination. If the Business Combination is not consummated, the parties to the Advisor Subscription Agreements acknowledge and agree that nothing in the Advisor Subscription Agreements will modify any claim or right of any Advisor under the relevant advisor agreement with the Company. The shares of Company common stock to be issued in connection with the Advisor Subscription Agreements will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit Number	Description

2.1*	Amendment No. 1 to the Merger Agreement, dated June 6, 2016, by and among the Company, Neon Acquisition Company LLC, Neon Holding Company LLC, Nexeo, TPG, and Holdco.
10.1	Commitment Agreement, dated June 6, 2016, by and among the Company, WLRS and FPA.
10.2	Commitment Agreement, dated June 6, 2016, by and among the Company, WLRS and PWIMF.
10.3	Commitment Agreement, dated June 6, 2016, by and among the Company, WLRS and PWPI.
10.4	Subscription Agreement, dated June 6, 2016, by and between the Company and WLRS.
10.5	Amendment No. 1 to Shareholders’ and Registration Rights Agreement, dated June 6, 2016, by and among the Company, WLRS and Holdco.
10.6	Amendment No. 1 to Founder Share Transfer Letter Agreement, dated June 6, 2016, by and among the Company, WLRS and Holdco.
99.1	Press Release of the Company, dated June 7, 2016.

* Schedules and exhibits to this exhibit omitted pursuant to regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WL Ross Holding Corp.

Date: June 7, 2016	By:	/s/ Stephen J. Toy
	Name:	Stephen J. Toy
	Title:	Director and President

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Amendment No. 1 to the Merger Agreement, dated June 6, 2016, by and among the Company, Neon Acquisition Company LLC, Neon Holding Company LLC, Nexeo, TPG, and Holdco.
10.1	Commitment Agreement, dated June 6, 2016, by and among the Company, WLRS and FPA.
10.2	Commitment Agreement, dated June 6, 2016, by and among the Company, WLRS and PWIMF.
10.3	Commitment Agreement, dated June 6, 2016, by and among the Company, WLRS and PWPI.
10.4	Subscription Agreement, dated June 6, 2016, by and between the Company and WLRS.
10.5	Amendment No. 1 to Shareholders’ and Registration Rights Agreement, dated June 6, 2016, by and among the Company, WLRS and Holdco.
10.6	Amendment No. 1 to Founder Share Transfer Letter Agreement, dated June 6, 2016, by and among the Company, WLRS and Holdco.
99.1	Press Release of the Company, dated June 7, 2016.

* Schedules and exhibits to this exhibit omitted pursuant to regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.